EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2005

Energy & Engine Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-32129	88-0471842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5308 West Plano Parkway, Plano, Texas 75093
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (972) 732-6360

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

EENT is participating in the ValueRich Conference in West Palm Beach Florida from March 9 - 11, 2005. At the Conference, management has indicated that, assuming positive industry response, EENT expects to sell as many as 1000 AXP 1000 units within the next 12 - 15 months through sales to both retail and fleet and dealer (reduced price) sales. However, EENT has not projected what proportion will be at retail pricing as opposed to discounted larger volume sales or the average price for sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:	March 10, 2005	Energy & Engine Technology Corporation

By: /s/ Jolie G. Kahn
Jolie G. Kahn
General Counsel